UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2017

E-Debit Global Corporation

(Exact name of Registrant as specified in its charter)

Colorado	000-32051	98-0233968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Youngfield Street, Ste. 300

Golden, CO  80401

(Address of Principal Executive Offices)

(720) 840-5280

(Registrant's Telephone Number, Including Area Code)

#12-3620 - 29th Street N.E., Calgary Alberta Canada T1Y 5Z8

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company /X/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   /_/

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2017, E-Debit Global Corporation held a Director’s meeting in Las Vegas, Nevada. The Directors in attendance were Judy Campbell and Douglas Mac Donald in person and Robby Eskanos via electronic communication (Skype).

Upon the opening of the meeting Director Robby Eskanos tendered his resignation which was accepted by the Board of Directors. Mr. Eskanos’ resignation letter is attached hereto as Exhibit 99.1

Concurrently, attending at the meeting was Mr. Jake George of Seattle, Washington who was nominated to the Board of Directors to fill a vacancy as a result of the untimely death of Director Coby Boyce by Doug Mac Donald and seconded by Judy Campbell and unanimously was accepted. Mr. George’s letter of acceptance is attached as Exhibit 99.2.

Biography Information:

Jake George, Director

Mr. George was appointed to the Board of Directors of E-Debit Global Corporation on November 2, 2017.

Mr. George holds a degree in economics and has a thorough understanding and practice in sales and logistics and in 2008 commenced his business migration towards the Washington State medical marijuana industry.  With appearance on NBC Nightly News, World News Tonight w/Diane Sawyer and dozens of other broadcast and print media publications Jake George is widely considered to be one of Washington's authorities on the subject of cannabis and the medicinal marijuana space and conducted one of Washington's premier Medical Retail operations with multiple locations in Issaquah and Seattle, Washington.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Resignation Letters of Robby Eskanos
99.2	Acceptance Letter of Jake George

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Debit Global Corporation

By: /s/ Douglas Mac Donald

___________________________

Douglas Mac Donald

Title: Acting President

Date: November 2, 2017